Exhibit 23(b)


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Trustees
Mid-Atlantic Realty Trust

We consent to the use of our report incorporated herein by reference. Our report refers to a change in the method of accounting for percentage rent revenues in 1995.


                                                     /s/ KPMG PEAT MARWICK LLP
                                                     --------------------------
                                                     KPMG PEAT MARWICK LLP


Baltimore, Maryland
June 11, 1998